Semiannual Report
              ---

                  GLOBAL
                  TECHNOLOGY
                  FUND

                 ---------------
                  JUNE 30, 2002
                 ---------------

                                  [GRAPHIC]RAM(R)

T. ROWE PRICE(R)

REPORT HIGHLIGHTS
--------------------------------

Global Technology Fund

.. Technology stocks continued to suffer steep declines as encouraging economic developments in the U.S. failed to sustain the positive momentum begun during the fourth quarter of 2001.

.. The fund's returns trailed the S&P 500 during the past six months and over the year ended June 30, 2002, as global technology stocks underperformed other sectors.

.. We used the weakness in our sectors during the first half to add to Microsoft and AT&T, while Samsung Electronics and Viacom were among the portfolio's standout performers.

.. While technology has been through the most difficult period in its history, we are optimistic about the longer-term investment opportunities in our sectors.

REPORTS ON THE WEB

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reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

In one of the longer bear markets in history, global technology stocks continued to suffer steep declines as encouraging U.S. economic developments failed to sustain the positive momentum begun during the fourth quarter of 2001. Value stocks again led the way in an environment plagued by accounting scandals and reports of corporate malfeasance. The technology-heavy Nasdaq Composite Index was hit the hardest, while other major indexes closed near their lowest levels since 9/11.

Finishing with losses of 23.79% for the six-month period and 35.47% for the past year, your fund trailed the S&P 500 Index but far surpassed the respective -33.77% and -44.60% returns for the Lipper Science & Technology Funds Average. (The Lipper average is not shown in the Performance Comparison table.) The fund's stronger results relative to Lipper during both periods were due primarily to strong stock selection in various segments.

------------------------
 PERFORMANCE COMPARISON
-----------------------------------------------------

 Periods Ended 6/30/02        6 Months    12 Months
 --------------------------------------------------
 Global Technology Fund       -23.79%     -35.47%
 S&P 500 Stock Index          -13.16      -17.99

MARKET ENVIRONMENT

The divergence between the stock market and the U.S. economy in particular continued to widen as evidence of cyclical improvement did little to stem the losses in equities. Despite improving inventory conditions, low interest rates, benign inflation, and economic data that suggest annualized U.S. GDP growth of 3.5% to 4.0% in the months ahead, the equity market experienced its worst first-half performance in 30 years. In the U.K., the economy remained somewhat stronger than in the Continent's largest countries, supported by consumer demand. Economic data remained healthy in South Korea, Singapore, and Taiwan, and improved steadily, albeit from very depressed levels, in Malaysia and Thailand.

The three major drivers of growth for the technology sector--personal computers, wireless communications, and telecommunications--have stagnated. The personal computer market has become one driven by replacements for older models rather than by first-time users. Wireless communications are awaiting the arrival of new handsets and applications to drive further usage, as well as the replacement of older-generation phones. The telecommunications sector is in the midst of rationalizing the excess spending of the late 1990s. While we are two years into the digestion process, the telecommunications segment is still most likely years away from the level of demand experienced in 2000. Despite the precipitous decline in technology stocks, they are not yet undervalued as downward revisions in earnings estimates have kept pace with falling share prices.

Against this backdrop of muted growth for the technology sector, investors were confronted with several accounting scandals that have shattered investor confidence. There is little support for a company or a market when investors have minimal faith in reported earnings. Having said this, we do find several positives: investor sentiment is extremely bearish--a contrary indicator that is usually viewed as a bullish sign; technology operating margins are at a 20-year low, providing operating leverage during the recovery phase; and technology remains the source of continued improvement in economic productivity.

PORTFOLIO REVIEW

The fund remains broadly and globally diversified within the technology, media, and telecommunications industries. The U.S. accounts for 78% of portfolio assets, with the rest spread out largely in the Far East, Europe, and Canada. Stocks of technology companies--software, semiconductors, communication equipment, and hardware--compose 70% of the portfolio, while telecom services and media companies make up the remainder.

----------------------------
 GEOGRAPHIC DIVERSIFICATION
-----------------------------

[CHART]

Canada                1%
Europe                4%
Far East             10%
Other and Reserves    7%
United States        78%

 Based on net assets as of 6/30/02.

------------------------
 SECTOR DIVERSIFICATION
------------------------

 [GRAPHIC]

 Reserves - 5%
 Media - 9%
 Telecom Services - 16%
 Technology - 70%

 Based on net assets as of 6/30/02.

Relative to similarly managed funds, the portfolio benefited from an overweight exposure to commercial services stocks, particularly Certegy, which was up 8% during the half, BISYS Group (up 10%), and Choicepoint (up 12%). Samsung Electronics was the fund's number-one performer on an absolute basis, with a 29% gain over the past six months.

As mentioned, stock selection overall was primarily responsible for the fund's relatively good showing against the average competitor fund. Other strong contributors included Viacom, a longer-term holding, and SK Telecom (which we added during the period) and EMC.

Unfortunately, the detractors from absolute and relative results overpowered our winners. VeriSign, Vodafone, AT&T, and AOL Time Warner headed the list of falling stocks that had a major negative impact on results. In addition to SK Telecom, we added or enhanced positions in Compaq Computer (subsequently bought by Hewlett-Packard), Verizon Communications, and Clear Channel Communications (all of which contributed positively in the second quarter) to the portfolio, and eliminated Texas Instruments and Siebel Systems. At the end of June, the fund's top five holdings were Microsoft, AT&T, Dell Computer, Cisco Systems, and Vodafone.

OUTLOOK

Historically, spending on information technology (IT) has lagged improvements in the general economy. As global economies continue to establish a foothold for the next expansion phase, we expect to see improved IT spending. IT represents approximately 60% of overall technology spending in the U.S., and corporate budgets for 2002 are roughly the same as 2001. Yet most companies have been reluctant to spend their budgets until they see their own profits recover. While we expect the summer to show little progress on this front, IT spending in the fourth quarter is likely to exhibit a substantial improvement over the preceding three. Finally, the positive returns of the late 1990s were broad-based, but, looking forward, we expect stock selection to play a more prominent role in fund results.

While technology has been through the most difficult period in its history, global longer-term investment opportunities remain plentiful due to technology's growth potential, and we are committed to realizing these opportunities on your behalf.

Respectfully submitted,

/s/ Robert N. Gensler

Robert N. Gensler
President and chairman of the fund's Investment Advisory Committee

July 18, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

----------------------
 PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

    TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                      6/30/02
    --------------------------------------------------------------------------

    Microsoft                                                            8.1%
    AT&T                                                                 5.5
    Dell Computer                                                        4.2
    Cisco Systems                                                        4.0
    Vodafone                                                             3.6
    ---------------------------------------------------------------------------

    Certegy                                                              3.6
    SK Telecom                                                           3.4
    Viacom                                                               3.2
    Affiliated Computer Services                                         3.1
    First Data                                                           2.9
    ---------------------------------------------------------------------------

    AOL Time Warner                                                      2.6
    Concord EFS                                                          2.5
    Internet Security Systems                                            2.2
    BISYS Group                                                          2.1
    Adobe Systems                                                        2.0
    ---------------------------------------------------------------------------

    Informatica                                                          1.8
    Maxim Integrated Products                                            1.8
    QUALCOMM                                                             1.8
    Jack Henry & Associates                                              1.8
    Accenture                                                            1.7
    ---------------------------------------------------------------------------

    Verizon Communications                                               1.6
    Lexmark International                                                1.5
    Hewlett-Packard                                                      1.5
    Fiserv                                                               1.5
    Taiwan Semiconductor Manufacturing                                   1.5
    ---------------------------------------------------------------------------

    Total                                                               69.5%

    Note: Table excludes investments in the T. Rowe Price Reserve Investment
          Fund.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

----------------------
 PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

    MAJOR PORTFOLIO CHANGES

    Listed in descending order of size

    6 Months Ended 6/30/02

    Ten Largest Purchases             Ten Largest Sales
    ---------------------------------------------------------------------------
    Microsoft                         Siebel Systems **
    AT&T                              Texas Instruments **
    Dell Computer                     Flextronics **
    Internet Security Systems *       Openwave Systems **
    SK Telecom *                      Brocade Communications Systems
    Affiliated Computer Services *    Oracle **
    Fiserv *                          Electronic Arts **
    Vodafone                          TMP Worldwide **
    Viacom                            EMC **
    BISYS Group *                     SAP **

     * Position added

    ** Position eliminated

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

------------------------
 PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     GLOBAL TECHNOLOGY FUND
     ---------------------------------------------------------------------------

     As of 6/30/02

     [GRAPHIC]


                                    S&P 500                  Global
             As of 06/30/02       Stock Index            Technology Fund
            ---------------      --------------          ----------------

            1    09/29/00        $       10000           $       10000
              ------------         ------------            ------------
            2    12/31/00        $        9218           $        7430
              ------------         ------------            ------------
            3    03/31/01        $        8125           $        4920
              ------------         ------------            ------------
            4    06/30/01        $        8600           $        5610
              ------------         ------------            ------------
            5    09/30/01        $        7338           $        3400
              ------------         ------------            ------------
            6    12/31/01        $        8122           $        4750
              ------------         ------------            ------------
            7    03/31/02        $        8144           $        4510
              ------------         ------------            ------------
            8    06/30/02        $        7053           $        3620
              ------------         ------------            ------------
            9                    $                       $
              ------------         ------------            ------------
           10                    $                       $
              ------------         ------------            ------------
           11                    $                       $
              ------------         ------------            ------------

--------------------------------------
 AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since    Inception
     Periods Ended 6/30/02                    1 Year    Inception         Date
     ---------------------------------------------------------------------------

     Global Technology Fund                  -35.47%      -44.02%      9/29/00

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited

----------------------
 FINANCIAL HIGHLIGHTS           For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                       6 Months           Year         9/29/00
                                          Ended          Ended         Through
                                        6/30/02       12/31/01        12/31/00

 NET ASSET VALUE
 Beginning of period                  $    4.75      $   7.43       $   10.00
                                      -----------    ----------     ----------
 Investment activities
   Net investment income (loss)           (0.03)*       (0.06)*         (0.01)
   Net realized and
   unrealized gain (loss)                 (1.10)        (2.62)          (2.56)
                                      -----------    ----------     ----------
   Total from
   investment activities                  (1.13)        (2.68)          (2.57)
                                      -----------    ----------     ----------
 NET ASSET VALUE
 End of period                        $    3.62      $   4.75       $    7.43
                                      ===========    ==========     ==========

 Ratios/Supplemental Data

 Total return/\                        (23.79)%*      (36.07)%*       (25.70)%
 Ratio of total expenses to
 average net assets                       1.50%*+        1.50%*          1.37%+
 Ratio of net investment
 income (loss) to average
 net assets                             (1.19)%*+      (1.08)%*        (0.25)%+
 Portfolio turnover rate                 232.0%+        189.2%          123.6%+
 Net assets, end of period
 (in thousands)                       $  61,975      $  84,120       $ 131,168

/\ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

 * Excludes expenses in excess of a 1.50% voluntary net expense limitation in effect through December 31, 2002.

 + Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

-------------------------
 STATEMENT OF NET ASSETS                                   Shares        Value
--------------------------------------------------------------------------------
                                                                  In thousands

    COMMON STOCKS 95.2%

    MEDIA 9.2%

    Broadcasting 0.8%

    Univision Communications, Class A *                    15,500    $     487
                                                                    ------------
                                                                           487
                                                                    ------------
    Media & Entertainment 7.1%

    AOL Time Warner *                                     110,500        1,625
    USA Interactive *                                      34,000          797
    Viacom, Class B *                                      44,500        1,975
                                                                    ------------
                                                                         4,397
                                                                    ------------
    Radio/Outdoor Advertising 0.7%

    Clear Channel Communications                           14,000          448
                                                                    ------------
                                                                           448
                                                                    ------------

    Internet 0.6%

    CNET Networks *                                       193,500          385
                                                                    ------------
                                                                           385
                                                                    ------------
    Total Media                                                          5,717
                                                                    ------------

    TECHNOLOGY 69.7%

    Computer Software 18.0%

    Adobe Systems                                          43,000        1,226
    Citrix Systems *                                       16,900          102
    Informatica *                                         159,900        1,134
    Internet Security Systems *                           104,000        1,364
    MatrixOne *                                           138,000          842
    Microsoft *                                            91,500        5,005
    Stellent *                                             42,000          189
    Verisity *++                                           22,900          397
    VERITAS Software *                                     45,500          900
                                                                    ------------
                                                                        11,159
                                                                    ------------
    Hardware 8.6%

    Asustek Computer (TWD) *                               95,000          286
    Brocade Communications Systems *                       31,400          549
    Dell Computer *                                       100,000        2,614
    Hewlett-Packard                                        62,000          947

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                           Shares        Value
--------------------------------------------------------------------------------
                                                                  In thousands

    Lexmark International, Class A *                       17,500    $     952
                                                                     -----------
                                                                         5,348
                                                                     -----------
    Semiconductors 8.8%

    Analog Devices *                                       27,000          802
    Linear Technology                                      16,000          503
    Maxim Integrated Products *                            29,500        1,131
    Samsung Electronics (KRW)                               3,000          820
    Semtech *                                              17,000          454
    Taiwan Semiconductor Manufacturing (TWD)              451,000          918
    United Microelectronics (TWD)                         685,000          822
                                                                     -----------
                                                                         5,450
                                                                     -----------

    Wireless Equipment 1.8%

    QUALCOMM *                                             41,000        1,127
                                                                     -----------
                                                                         1,127
                                                                     -----------
    Wireline Equipment 4.1%

    Cisco Systems *                                       179,500        2,504
                                                                     -----------
                                                                         2,504
                                                                     -----------
    IT Services 24.0%

    Accenture, Class A *                                   55,000        1,045
    Affiliated Computer Services, Class A *                40,000        1,899
    Automatic Data Processing                              14,500          631
    BISYS Group *                                          39,000        1,299
    Certegy *                                              60,000        2,227
    Choicepoint *                                          19,801          900
    Concord EFS *                                          51,000        1,537
    DST Systems *                                          14,500          663
    First Data                                             48,500        1,804
    Fiserv *                                               25,500          936
    Jack Henry & Associates                                67,500        1,127
    SunGard Data Systems *                                 31,000          821
                                                                     -----------
                                                                        14,889
                                                                     -----------

    Electronic Manufacturing Equipment 0.8%

    Celestica *                                            21,000          477
                                                                     -----------
                                                                           477
                                                                     -----------
    Semiconductor Capital Equipment 3.6%

    ASM Lithography *                                      19,000          288
    Cognex *                                               25,500          511
    Entegris *                                             52,000          759

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                           Shares        Value
--------------------------------------------------------------------------------
                                                                  In thousands

    Mykrolis *                                             55,000    $     650
                                                                     -----------
                                                                         2,208
                                                                     -----------
    Total Technology                                                    43,162
                                                                     -----------
    TELECOM SERVICES 16.3%

    Wireline - Domestic 1.6%

    Verizon Communications                                 25,000        1,004
                                                                     -----------
                                                                         1,004
                                                                     -----------
    Wireline - International 1.3%

    KT Corporation ADR                                     36,500          790
                                                                     -----------
                                                                           790
                                                                     -----------
    Long Distance - Domestic 5.4%

    AT&T                                                  316,000        3,381
                                                                     -----------
                                                                         3,381
                                                                     -----------
    Wireless - International 8.0%

    Korea Telecom (KRW) *                                  18,750          617
    SK Telecom ADR                                         84,000        2,082
    Vodafone (GBP)                                        321,000          441
    Vodafone ADR                                          131,500        1,795
                                                                     -----------
                                                                         4,935
                                                                     -----------
    Total Telecom Services                                              10,110
                                                                     -----------
    Total Common Stocks (Cost $66,366)                                  58,989
                                                                     -----------
    SHORT-TERM INVESTMENTS 4.5%

    Money Market Funds 4.5%

    T. Rowe Price Government Reserve Investment Fund,
    1.82% #                                             2,781,825        2,782
                                                                     -----------
    Total Short-Term Investments (Cost $2,782)                           2,782
                                                                     -----------

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands

 Total Investments in Securities

 99.7% of Net Assets (Cost $69,148)                                  $  61,771

 Other Assets Less Liabilities                                             204
                                                                     -----------
 NET ASSETS                                                          $  61,975
                                                                     ===========

 Net Assets Consist of:

 Undistributed net investment income (loss)                          $    (444)

 Undistributed net realized gain (loss)                               (102,886)

 Net unrealized gain (loss)                                             (7,337)

 Paid-in-capital applicable to 17,122,881 shares
 of $0.0001 par value capital stock outstanding;
 1,000,000,000 shares authorized                                       172,642
                                                                     -----------
 NET ASSETS                                                          $  61,975
                                                                     ===========

 NET ASSET VALUE PER SHARE                                           $    3.62
                                                                     ===========

 #  Seven-day yield

 *  Non-income producing

++ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules -- total of such securities at period-end amounts to $397 and represents 0.6% of net assets

ADR American Depository Receipts

GBP British pound

KRW South Korean won

TWD Taiwan dollars

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

-------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
 In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/02

     Investment Income (Loss)

     Income
       Dividend (net of foreign taxes of $9)                          $     76
       Interest                                                             30
                                                                      ----------
       Total income                                                        106
                                                                      ----------
     Expenses

       Shareholder servicing                                               220
       Investment management                                               209
       Custody and accounting                                               57
       Prospectus and shareholder reports                                   36
       Registration                                                         12
       Proxy and annual meeting                                             10
       Legal and audit                                                      10
       Directors                                                             3
       Miscellaneous                                                         3
                                                                      ----------
       Total expenses                                                      560
       Expenses paid indirectly                                            (10)
                                                                      ----------
       Net expenses                                                        550
                                                                      ----------
     Net investment income (loss)                                         (444)
                                                                      ----------

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)
       Securities                                                      (23,818)
       Foreign currency transactions                                       (43)
                                                                      ----------
       Net realized gain (loss)                                        (23,861)
                                                                      ----------
     Change in net unrealized gain (loss)
       Securities                                                        4,404
       Other assets and liabilities
       denominated in foreign currencies                                    56
                                                                      ----------
       Change in net unrealized gain (loss)                              4,460
                                                                      ----------
     Net realized and unrealized gain (loss)                           (19,401)
                                                                      ----------

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                           $(19,845)
                                                                      ==========

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
 In thousands

                                                         6 Months         Year
                                                            Ended        Ended
                                                          6/30/02     12/31/01
     Increase (Decrease) in Net Assets

     Operations

      Net investment income (loss)                       $   (444)    $ (1,059)
      Net realized gain (loss)                            (23,861)     (73,575)
      Change in net unrealized gain (loss)                  4,460       25,892
                                                         --------     --------
      Increase (decrease) in net assets from              (19,845)     (48,742)
      operations                                         --------     --------

     Capital share transactions *
      Shares sold                                           7,023       31,330
      Shares redeemed                                      (9,323)     (29,636)
                                                         --------     --------
      Increase (decrease) in net assets from capital
      share transactions                                   (2,300)       1,694
                                                         --------     --------
     Net Assets

     Increase (decrease) during period                    (22,145)     (47,048)
     Beginning of period                                   84,120      131,168
                                                         --------     --------
     End of period                                       $ 61,975     $ 84,120
                                                         ========     ========

    *Share information

      Shares sold                                           1,598        5,508
      Shares redeemed                                      (2,180)      (5,466)
                                                         --------     --------
      Increase (decrease) in shares outstanding              (582)          42

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2002

-------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

    T. Rowe Price Global Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

    The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

    Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

    Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

    Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

    Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash bal-

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

    ances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $10,000 and $0, respectively, for the period ended June 30, 2002.

    Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS

    Purchases and sales of portfolio securities, other than short-term securities, aggregated $82,978,000 and $86,958,000, respectively, for the six months ended June 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES

    No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

    For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $4,147,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $74,878,000 of unused capital loss carryforwards, of which $878,000 expire in 2008, and $74,000,000 expire in 2009.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

    At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $69,148,000. Net unrealized loss aggregated $7,337,000 at period-end, of which $2,434,000 related to appreciated investments and $9,771,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

    The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

    The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $30,000.

    Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.50%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.50%. Pursuant to this agreement, $79,000 of management fees were not accrued by the fund for the six months ended June 30, 2002. At June 30, 2002, unaccrued fees in the

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

    amount of $264,000 remain subject to reimbursement by the fund through December 31, 2004.

    In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $200,000 for the six months ended June 30, 2002, of which $33,000 was payable at period-end.

    The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $23,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

-----------------------------------------
 ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

 Independent Directors

 Name
 (Date of Birth)           Principal Occupation(s) During Past 5 Years and
 Year Elected*             Other Directorships of Public Companies

 Calvin W. Burnett, Ph.D.  President, Coppin State College; Director, Provident
 (3/16/32)                 Bank of Maryland
 2001

 Anthony W. Deering        Director, Chairman of the Board, President, and Chief
 (1/28/45)                 Executive Officer, The Rouse Company, real estate
 2001                      developers

 Donald W. Dick, Jr.       Principal, EuroCapital Advisors, LLC, an acquisition
 (1/27/43)                 and management advisory firm
 2000

 David K. Fagin            Director, Dayton Mining Corp. (6/98 to present),
 (4/9/38)                  Golden Star Resources Ltd., and Canyon Resources
 2000                      Corp. (5/00 to present); Chairman and President, Nye
                           Corp.

 F. Pierce Linaweaver      President, F. Pierce Linaweaver & Associates, Inc.,
 (8/22/34)                 consulting environmental and civil engineers
 2001

 Hanne M. Merriman         Retail Business Consultant; Director, Ann Taylor
 (11/16/41)                Stores Corp., Ameren Corp., Finlay Enterprises, Inc.,
 2000                      The Rouse Company, and US Airways Group, Inc.


 John G. Schreiber         Owner/President, Centaur Capital Partners, Inc., a
 (10/21/46)                real estate investment company; Senior Advisor and
 2001                      Partner, Blackstone Real Estate Advisors, L.P.;
                           Director, AMLI Residential Properties Trust, Host
                           Marriott Corp., and The Rouse Company

 Hubert D. Vos             Owner/President, Stonington Capital Corp., a private
 (8/2/33)                  investment company
 2000

 *Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

 Independent Directors (continued)

 Name
 (Date of Birth)           Principal Occupation(s) During Past 5 Years and
 Year Elected*             Other Directorships of Public Companies

 Paul M. Wythes            Founding Partner, Sutter Hill Ventures, a venture
 (6/23/33)                 capital limited partnership, providing equity capital
 2000                      to young high-technology companies throughout the
                           United States; Director, Teltone Corp.

 *Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

 Inside Directors

 Name
 (Date of Birth)
 Year Elected**
 [Number of T. Rowe Price  Principal Occupation(s) During Past 5 Years and
 Portfolios Overseen]      Other Directorships of Public Companies

 James A.C. Kennedy        Director and Vice President, T. Rowe Price and
 (8/15/53)                 T. Rowe Price Group, Inc.
 2001
 [32]

 James S. Riepe            Director and Vice President, T. Rowe Price; Vice
 (6/25/43)                 Chairman of the Board, Director, and Vice President,
 2000                      T. Rowe Price Group,Inc.; Chairman of the Board and
 [98]                      Director, T. Rowe Price Global Asset Management
                           Limited, T. Rowe Price Investment Services, Inc., T.
                           Rowe Price Retirement Plan Services, Inc., and T.
                           Rowe Price Services, Inc.; Chairman of the Board,
                           Director, President, and Trust Officer, T. Rowe Price
                           Trust Company; Director, T. Rowe Price International,
                           Inc., and T. Rowe Price Global Investment Services
                           Limited; Vice President, Global Technology Fund

 M. David Testa            Vice Chairman of the Board, Chief Investment Officer,
 (4/22/44)                 Director, and Vice President, T. Rowe Price Group,
 2000                      Inc.; Chief Investment Officer, Director, and Vice
 [98]                      President, T. Rowe Price; Chairman and Director,
                           T. Rowe Price Global Asset Management Limited; Vice
                           President and Director, T. Rowe Price Trust Company;
                           Director, T. Rowe Price Global Investment Services
                           Limited and T. Rowe Price International, Inc.

 **Each inside director serves until the election of a successor.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

 Officers

 Name (Date of Birth)
 Title and Fund(s) Served                 Principal Occupation(s)
 Joseph A. Carrier (12/30/60)             Vice President, T. Rowe Price, T. Rowe Price
 Treasurer, Global Technology Fund        Group, Inc., and T. Rowe Price Investment
                                          Services, Inc.
 Giri Devulapally (11/18/67)              Vice President, T. Rowe Price and T. Rowe Price
 Vice President, Global Technology Fund   Group, Inc.

 Donald J. Easley (11/28/71)              Vice President, T. Rowe Price
 Vice President, Global Technology Fund

 Robert N. Gensler (10/18/57)             Vice President, T. Rowe Price and T. Rowe Price
 President, Global Technology Fund        Group, Inc.

 Eric M. Gerster (3/23/71)                Vice President, T. Rowe Price and T. Rowe Price
 Vice President, Global Technology Fund   Group, Inc.

 Jill L. Hauser (6/23/58)                 Vice President, T. Rowe Price and T. Rowe Price
 Vice President, Global Technology Fund   Group, Inc.

 Henry H. Hopkins (12/23/42)              Director and Vice President, T. Rowe Price
 Vice President, Global Technology Fund   Group, Inc.; Vice President, T. Rowe Price,
                                          T. Rowe Price International, Inc., and T. Rowe
                                          Price Retirement Plan Services, Inc.; Vice
                                          President and Director, T. Rowe Price
                                          Investment Services, Inc., T. Rowe Price
                                          Services, Inc., and T. Rowe Price Trust Company

 Stephen C. Jansen (12/12/68)             Vice President, T. Rowe Price and T. Rowe Price
 Vice President, Global Technology Fund   Group, Inc.

 J. Jeffrey Lang (1/10/62)                Vice President, T. Rowe Price and T. Rowe Price
 Vice President, Global Technology Fund   Trust Company

 Patricia B. Lippert (1/12/53)            Assistant Vice President, T. Rowe Price and
 Secretary, Global Technology Fund        T. Rowe Price Investment Services, Inc.

 Anh Lu (6/11/68)                         Vice President, T. Rowe Price Group, Inc., and
 Vice President, Global Technology Fund   T. Rowe Price International, Inc.

 David S. Middleton (1/18/56)             Vice President, T. Rowe Price, T. Rowe Price
 Controller, Global Technology Fund       Group, Inc., and T. Rowe Price Trust Company

 Joseph M. Milano (9/14/72)               Vice President, T. Rowe Price and T. Rowe Price
 Vice President, Global Technology Fund   Group, Inc.

 Unless otherwise noted, officers have been employees of T. Rowe Price or
 T. Rowe Price International for at least five years.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served                  Principal Occupation(s)
D. James Prey III (11/26/59)              Vice President, T. Rowe Price and T. Rowe Price
Vice President, Global Technology Fund    Group, Inc.

Jeffrey Rottinghaus (2/20/70)             Employee, T. Rowe Price; formerly information
Vice President, Global Technology Fund    technology consultant, Kelly-Levey & Associates
                                          (to 1999), student, Wharton School at the
                                          University of Pennsylvania (to 2001)

Michael Sola (7/21/69)                    Vice President, T. Rowe Price and T. Rowe Price
Vice President, Global Technology Fund    Group, Inc.

Wenhua Zhang (3/14/70)                    Employee, T. Rowe Price; formerly Swiss
Vice President, Global Technology Fund    Reinsurance Company (to 1999), Wharton
                                          School of Business, University of Pennsylvania
                                          (to 2001)

 Unless otherwise noted, officers have been employees of T. Rowe Price or
 T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

    INVESTMENT SERVICES AND INFORMATION

    KNOWLEDGEABLE SERVICE REPRESENTATIVES

         By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

         In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

    ACCOUNT SERVICES

         Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet.
         Address: www.troweprice.com.

         Automatic Investing. From your bank account or paycheck.

         Automatic Withdrawal. Scheduled, automatic redemptions.

         IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

    BROKERAGE SERVICES *

         Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

    INVESTMENT INFORMATION

         Consolidated Statement. Overview of all of your accounts.

         Shareholder Reports. Manager reviews of their strategies and results.

         T. Rowe Price Report. Quarterly investment newsletter.

         Performance Update. Quarterly review of all T. Rowe Price fund results.

         Insights. Educational reports on investment strategies and markets.

         Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

         *T. Rowe Price Brokerage is a division of T. Rowe Price Investment
          Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

    T. ROWE PRICE RETIREMENT SERVICES

         T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

         PLANNING TOOLS AND SERVICES

         T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

         Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

         Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

         IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

         Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

         INVESTMENT VEHICLES

         Individual Retirement Accounts (IRAs)
         No-Load Variable Annuities
         Small Business Retirement Plans

         *Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------

    www.troweprice.com

         ACCOUNT INFORMATION

         Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

         AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

         FINANCIAL TOOLS AND CALCULATORS

         College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

         Morningstar(R) Portfolio Tracker(SM). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

         Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

         Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

         INVESTMENT TRACKING AND INFORMATION

         My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

         Morningstar(R) Portfolio Watchlist(SM). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

         Morningstar(R) Portfolio X-Ray(SM). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------

    COLLEGE PLANNING

         With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

         T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

         We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

         Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

         College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

         College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES
--------------------------------------------------------------------------------

    ADVISORY SERVICES

         If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

         The T. Rowe Price(R) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

         Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

         T. Rowe Price Investment Checkup(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

         Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

         Morningstar(R) Clear Future(SM) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

         *Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE BROKERAGE SERVICES
--------------------------------------------------------------------------------

    BROKERAGE SERVICES
    T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

         T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

         Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

         Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

         Margins and Options Trading for qualified investors.

         Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

         Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

         Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

          *$19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

         **The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS                     BOND FUNDS                       MONEY MARKET FUNDS++

Domestic                        Domestic Taxable                 Taxable
Blue Chip Growth*               Corporate Income                 Prime Reserve
Capital Appreciation            GNMA                             Summit Cash Reserves
Capital Opportunity             High Yield*                      U.S. Treasury Money
Developing Technologies         New Income
Diversified Small-Cap Growth    Short-Term Bond                  Tax-Free
Dividend Growth                 Spectrum Income                  California Tax-Free Money
Equity Income*                  Summit GNMA                      Maryland Tax-Free Money
Equity Index 500                U.S. Bond Index                  New York Tax-Free Money
Extended Equity Market Index    U.S. Treasury Intermediate       Summit Municipal Money Market
Financial Services              U.S. Treasury Long-Term          Tax-Exempt Money
Growth & Income
Growth Stock*                   Domestic Tax-Free                INTERNATIONAL/GLOBAL
Health Sciences                 California Tax-Free Bond         FUNDS
Media & Telecommunications      Florida Intermediate Tax-Free
Mid-Cap Growth*                 Georgia Tax-Free Bond            Stock
Mid-Cap Value                   Maryland Short-Term              Emerging Europe &
New America Growth               Tax-Free Bond                    Mediterranean
New Era                         Maryland Tax-Free Bond           Emerging Markets Stock
New Horizons                    New Jersey Tax-Free Bond         European Stock
Real Estate                     New York Tax-Free Bond           Global Stock
Science & Technology*           Summit Municipal Income          Global Technology
Small-Cap Stock*                Summit Municipal                 International Discovery+
Small-Cap Value*+               Intermediate                     International Equity Index
Spectrum Growth                 Tax-Free High Yield              International Growth & Income
Tax-Efficient Growth            Tax-Free Income                  International Stock*
Tax-Efficient Multi-Cap Growth  Tax-Free Intermediate Bond       Japan
Total Equity Market Index       Tax-Free Short-Intermediate      Latin America
Value*                          Virginia Tax-Free Bond           New Asia
                                                                 Spectrum International
BLENDED ASSET FUNDS
                                                                 Bond
Balanced                                                         Emerging Markets Bond
Personal Strategy Balanced                                       International Bond*
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+  Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

   Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

                                     T. Rowe Price Investment Services, Inc.
                                     100 East Pratt Street
[LOGO]T.RowePrice                    Baltimore, MD 21202


                                                                F132-051 6/30/02